                                                                    EXHIBIT 10.2


                           SECURITY INTEREST AGREEMENT

        SECURITY INTEREST AGREEMENT ("Security Interest Agreement"), dated as of December 15, 2005, by and among the persons set forth on Schedule 1 (each a "Secured Party" and collectively, the "Secured Parties"), AMEDIA NETWORKS, INC., a Delaware corporation having its principal executive offices at 101 Crawfords Corner Road, Holmdel, New Jersey 07733 (the "Company" or the "Debtor"), and KRIEGER & PRAGER, LLP, as agent for the Secured Parties (the "Agent").

                                    RECITALS

        A. Reference is made to (i) that certain Bridge Loan Agreement of even date herewith (the "Bridge Loan Agreement") to which the Debtor and each of the Secured Party are parties, and (ii) the Transaction Agreements, including, without limitation, the Notes. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the relevant Transaction Agreements.

        B. Pursuant to the Notes, the Debtor has certain obligations to each of the Secured Parties (all such obligations, the "Obligations").

        C. In order to induce each of the Secured Parties to execute and deliver the Transaction Agreements and to make the advances to the Debtor contemplated thereby, and as contemplated by the Bridge Loan Agreement and the Notes, the Debtor has agreed to grant to each of the Secured Parties a security interest in the Collateral (as defined below) to secure the due and punctual fulfillment of the Obligations. Each of the Secured Parties is willing to enter into the Bridge Loan Agreement and the other Transaction Agreements only upon receiving the Debtor's execution of this Security Interest Agreement.

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.      GRANT OF SECURITY INTEREST.

        (a) In order to secure the due and punctual fulfillment of the Obligations, the Debtor hereby grants, conveys, transfers and assigns to the Secured Parties (and to each of them based on their respective Allocable Shares, as defined below) a continuing security interest in the Collateral.

        (b) For purposes of this Agreement, the following terms shall have the meanings indicated:

"COLLATERAL" is all right, title and interest of Debtor in and to all of the following, whether now owned or hereafter arising or acquired and wherever located: All assets of the Debtor, including, but not limited to: all personal and fixture property of every kind and nature, including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including accounts receivable), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles); all Equipment; all Intellectual Property; and any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, any and all of the above, and all Debtor's books relating to any and all of the above and includes, without limiting the generality of the above, the Equipment (and related IP) listed in Exhibit B.

"CODE" is the Uniform Commercial Code, in effect in the State of New York as in effect from time to time.

"COPYRIGHTS" are all copyrights, copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

"EQUIPMENT" has the meaning set forth in the Code and includes all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Debtor has any interest.

"INTELLECTUAL PROPERTY" is all present and future (a) Copyrights, (b) trade secret rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask work or similar rights available for the protection of semiconductor chips; (d) Patents; (e) Trademarks; (f) computer software and computer software products; (g) designs and design rights; (h) technology; (i) all claims for damages by way of past, present and future infringement of any of the rights included above; (j) all licenses or other rights to use any property or rights of a type described above.

"PATENTS" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

"TRADEMARKS" are trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by any such trademarks.

        (b) The security interests granted pursuant to this Section (the "Security Interests") are granted as security only and shall not subject any of the Secured Parties to, or transfer or in any way affect or modify, any obligation or liability of the Debtor under any of the Collateral or any transaction which gave rise thereto.

        (c) The term "Allocable Share" means, with respect to each Secured Party (if there is more than one Secured Party), as of the relevant date, the fraction equal to (i) the outstanding principal of the Debentures then held by such Secured Party, divided by (ii) the aggregate outstanding principal of the Debentures then held by all Secured Parties.

        SECTION 2. FILING; FURTHER ASSURANCES.

        (a) The Debtor will, at its expense, cause to be searched the public records with respect to the Collateral and will execute, deliver, file and record (in such manner and form as each of the Secured Parties may require), or permit each of the Secured Parties to file and record, as its attorney in fact, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Security Agreement (which shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that the Secured Parties may request, in order to create, preserve, perfect or validate any Security Interest or to enable each of the Secured Parties to exercise and enforce its rights hereunder with respect to any of the Collateral. The Debtor hereby appoints each Secured Party as Debtor's attorney-in-fact to execute in the name and behalf of Debtor such additional financing statements as such Secured Party may request.

        (b) Each Secured Party has designated an Agent as provided in the Section titled "Agent" below. Among other things, such Agent shall be agent of each such Secured Party for execution of and identification on any financing statement or similar instrument referring to or describing the Collateral.

        (c) The Agent is authorized to execute and file any and all financing statements desired to be filed by the relevant Secured Party to reflect the security interest in the Collateral in any and all jurisdictions. For such purposes, the Debtor irrevocably appoints the Agent (acting by Samuel
M. Krieger or Ronald Nussbaum, or either one of them), with full power of substitution to execute and file such financing statements naming the Debtor as debtor thereon.

        SECTION 3. REPRESENTATIONS AND WARRANTIES OF DEBTOR. The Debtor hereby represents and warrants to each Secured Party (a) that, except as set forth in Exhibit A attached hereto, the Debtor is, or to the extent that certain of the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance; (b) that except for such financing statements as may be described on Exhibit A attached hereto and made a part hereof, no financing statement covering the Collateral is on file in any public office, other than the financing statements filed pursuant to this Security Agreement; and (c) that all additional information, representations and warranties contained in Exhibit B attached hereto and made a part hereof are true, accurate and complete on the date hereof.

        SECTION 4. COVENANTS OF DEBTOR. The Debtor hereby covenants and agrees with each Secured Party that the Debtor (a) will, at the Debtor's sole cost and expense, defend the Collateral against all claims and demands of all persons at any time claiming any interest therein junior to the Secured Party's interest;
(b) will provide the Secured Party with prompt written notice of (i) any change in the chief executive officer of the Debtor or the office where the Debtor maintains its books and records pertaining to the Collateral; (ii) the movement or location of all or a material part of the Collateral to or at any address other than as set forth in said Exhibit B; and (iii) any facts which constitute a Debtor Event of Default (as such term is defined below), or which, with the giving of notice and/or the passage of time, could or would constitute a Debtor Event of Default, pursuant to the Section titled "Debtor Events of Default" below; (c) will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date penalties are attached thereto, except to the extent that such taxes, assessments and charges shall be contested in good faith by the Debtor; (d) will immediately notify the Secured Party of any event causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution; (e) will have and maintain adequate insurance at all times with respect to the Collateral, for such other risks as are customary in the Debtor's industry for the respective items included in the Collateral, such insurance to be payable to the Secured Party and the Debtor as their respective interests may appear, and shall provide for a minimum of ten (10) days prior written notice of cancellation to the Secured Party, and Debtor shall furnish the Secured Party with certificates or other evidence satisfactory to the Secured Party of compliance with the foregoing insurance provisions; (f) will not sell or offer to sell or otherwise assign, transfer or dispose of the Collateral or any interest therein, without the prior written consent of the Secured Party, except in the ordinary course of business; (g) will keep the Collateral free from any adverse lien, security interest or encumbrance (except for encumbrances specified in Exhibit A attached hereto) and in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof; and (h) will not use the Collateral in material violation of any statute or ordinance the violation of which could materially and adversely affect the Debtor's business.

        SECTION 5. RECORDS RELATING TO COLLATERAL. The Debtor will keep its records concerning the Collateral at its offices designated in the caption of this Security Interest Agreement or at such other place or places of business of which the Secured Party shall have been notified in writing no less than ten
(10) days prior thereto. The Debtor will hold and preserve such records and chattel paper and will permit representatives of the Secured Party at any time during normal business hours upon reasonable notice to examine and inspect the

Collateral and to make abstracts from such records and chattel paper, and will furnish to the Secured Party such information and reports regarding the Collateral as the Secured Party may from time to time reasonably request.

        SECTION 6. GENERAL AUTHORITY. From and during the term of any Debtor Event of Default, the Debtor hereby appoints the Secured Party the Debtor's lawful attorney, with full power of substitution, in the name of the Debtor, for the sole use and benefit of the Secured Party, but at the Debtor's expense, to exercise, all or any of the following powers with respect to all or any of the
Collateral:

        (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due;

        (b) to receive, take, endorse, assign and deliver all checks, notes, drafts, documents and other negotiable and non- negotiable instruments and chattel paper taken or received by the Secured Party;

        (c) to settle, compromise, prosecute or defend any action or proceeding with respect thereto;

        (d) to sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof or the related goods securing the Collateral, as fully and effectually as if the Secured Party were the sole and absolute owner thereof;

        (e) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; and

        (f) to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon;

provided that the Secured Party shall give the Debtor not less than ten (10) business days prior written notice of the time and place of any sale or other intended disposition of any of the Collateral.

        The exercise by the Secured Party of or failure to so exercise any authority granted herein shall in no manner affect Debtor's liability to the Secured Party, and provided, further, that the Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon them and they shall be without liability for any act or failure to act in connection with the collection of, or the preservation of, any rights under any of the Collateral.

        SECTION 7. DEBTOR EVENTS OF DEFAULT.

        (a) The Debtor shall be in default under this Security Agreement upon the occurrence of an Event of Default (as defined in the Note) by the Debtor (a "Debtor Event of Default").

        (b) The Debtor hereby irrevocably agrees that, upon the occurrence of a Debtor Event of Default, the Debtor shall be deemed to have consented to an immediate conveyance and transfer to the Secured Party of the copyrights and all other rights the Debtor may have in the software included in the Collateral, including, but not necessarily limited to, the software identified in Schedule B attached hereto. In furtherance of the foregoing, and not in limitation thereof, the Debtor will, upon the occurrence of a Debtor Event of Default, deliver to the Secured Party copies of the source code of the relevant software, with accompanying written assignment of the software to the Secured Party. Without limiting the foregoing, such source code and assignment shall be in form sufficient to enable the Secured Party to register the software in Secured Party's name with the Copyright Register. The Debtor hereby agrees to take all steps necessary or appropriate, as requested by the Secured Party, to effectuate and reflect such conveyance and transfer or assignment to Secured Party. In all events, such conveyance, transfer or assignment shall be deemed to vest title in such software in the Secured Party.

        (c) In furtherance of the foregoing and not in limitation thereof, the Debtor acknowledges and agrees that the Secured Party may, upon the occurrence of a Debtor Event of Default, seek the immediate entry of a preliminary injunction prohibiting the Debtor's use of such software in any shape, way or manner, including, but not necessarily limited to, through the sale of products that use any of such software, and the Debtor hereby irrevocably agrees that it will not contest an application seeking entry of a preliminary injunction and that it will accept the entry of such injunction.

        SECTION 8. REMEDIES UPON DEBTOR EVENT OF DEFAULT. If any Debtor Event of Default shall have occurred, then in addition to the provisions of Section 7 hereof, the Secured Party may exercise all the rights and remedies of a secured party under the Uniform Commercial Code. The Secured Party may require the Debtor to assemble all or any part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient. The Secured Party shall give the Debtor ten (10) business days prior written notice of the Secured Party's intention to make any public or private sale or sale at a broker's board or on a securities exchange of the Collateral. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party, in its sole discretion, may determine. The Secured Party shall not be obligated to make any such sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

        SECTION 9. APPLICATION OF COLLATERAL AND PROCEEDS. The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities: (a) first, to pay the reasonable expenses of such sale or other realization, including, without limitation, reasonable attorneys' fees, and all expenses, liabilities and advances reasonably incurred or made by the Secured Party in connection therewith, and any other unreimbursed expenses for which the Secured Party is to be reimbursed pursuant to the Section titled "Expenses; Secured Party's Lien" below; (b) second, to the payment of the Obligations in such order of priority as the Secured Party, in its sole discretion, shall determine; and (c) finally, to pay to the Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

        SECTION 10. EXPENSES; SECURED PARTY'S LIEN. If any Debtor Event of Default shall have occurred, the Debtor will forthwith upon demand pay to the Secured Party: (a) the amount which the Secured Party may have been required to pay to free any of the Collateral from any lien thereon; and (b) the amount of any and all reasonable out-of-pocket expenses, including, without limitation, the reasonable fees and disbursements of its counsel, and of any agents not regularly in its employ, which the Secured Party may incur in connection with the collection, sale or other disposition of any of the Collateral.

        SECTION 11. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL. Upon the payment, performance or other satisfaction in full of all the Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination of the Security Interests or release of Collateral, the Secured Party will, at the Debtor's expense, to the extent permitted by law, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be. The Debtor further covenants and agrees that it will not grant any other security interest or other lien or rights in the Collateral (however denominated) as long as any of the Obligations remains outstanding.

        SECTION 12. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served,
(b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be for (i) the Debtor as provided in the Bridge Loan Agreement for notices to the Company, (ii) for each Secured Party as provided in the Bridge Loan Agreement for notices to the Buyer and (iii) for the Agent as provided in the Bridge Loan Agreement for notices to the Escrow Agent. Any party hereto may from time to time change its address or facsimile number for notices under this Section in the manner contemplated by the Bridge Loan Agreement.

        SECTION 13. AGENT.

        (a) Anything in the other provisions of this Security Interest Agreement to the contrary notwithstanding, the Secured Party may designate another entity to act as agent (the "Agent") for the Secured Party with respect to any one or more of the rights of Secured Party hereunder, including, but not necessarily limited to, the right to hold the security interest and/or be named as secured party (as agent for the Secured Party) in any filed financing statement and to take action in the name and stead of the Secured Party hereunder. Such designation may be made with or without power of substitution, Such designation shall remain in effect until canceled by the Secured Party, as provided herein; provided, however, that such cancellation shall not affect the validity of any action theretofore taken by such agent pursuant to this Security Interest Agreement. The Debtor acknowledges and agrees to honor such designation and acknowledges that the Agent is acting as the agent of the Secured Party and not as a principal.

        (b) Each Secured Party hereby confirms that the Secured Party has designated Krieger & Prager, LLP (acting by Samuel M. Krieger or Ronald Nussbaum, or either one of them), as its initial Agent, with full right of substitution.

        (c) If there is more than one Secured Party, the Agent shall act as agent for all Secured Parties. Any revocation of the authority of the Agent or the designation of an alternate Agent shall be done only by Secured Parties who represent a Majority in Interest of the Holders at that time; provided that at all times all Secured Parties shall be represented by one and the same Agent.

        (d) Reference is made to the provisions of Sections 2 through 15, inclusive, of the Joint Escrow Instructions. All such provisions are incorporated herein by reference, as if set forth herein in full, except that, for such purposes, the references therein to (i) the "Escrow Agent" shall be deemed to be references to the "Agent" under this Security Interest Agreement,
(ii) the "Company" shall be deemed to be references to the Debtor under this Security Interest Agreement, and (iii) the "Buyer" shall be deemed to be references to the relevant Secured Party under this Security Interest Agreement.

        SECTION 14. MISCELLANEOUS.

        (a) No failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Security Interest Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Security Interest Agreement preclude the exercise, in whole or in part, of any other right, power or remedy. The remedies in this Security Interest Agreement are cumulative and are not exclusive of any other remedies provided by law. Neither this Security Interest Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

        (b) The execution and delivery by Debtor of this Security Interest Agreement and all documents delivered in connection herewith have been duly and validly authorized by all necessary corporate action of Debtor and this Agreement and all documents delivered in connection herewith have been duly and validly executed and delivered by Debtor. The execution and delivery by Debtor of this Security Interest Agreement and all documents delivered in connection herewith will not result in a breach or default of or under the Certificate of Incorporation, By-laws or any agreement, contract or indenture of Debtor. This Security Interest Agreement and all documents delivered in connection therewith are legal, valid and binding obligations of Debtor enforceable against Debtor in accordance with their terms.

        (c) In the event that any action is taken by Debtor or Secured Party in connection with the this Security Interest Agreement, or any related document or matter, the losing party in such legal action, in addition to such other damages as he or it may be required to pay, shall pay reasonable attorneys' fees to the prevailing party.

        SECTION 15. SEPARABILITY. If any provision hereof shall prove invalid or unenforceable in any jurisdiction whose laws shall be deemed applicable, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party.

        SECTION 16. GOVERNING LAW.

        (a) This Security Interest Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or (except with respect to issues relating to the copyright in and to the software, as contemplated by Section 7 hereof, which shall exclusively be in the aforesaid federal courts) or of the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Security Interest Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON COVENIENS, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. To the extent determined by such court, the Debtor shall reimburse the Secured Party for any reasonable legal fees and disbursements incurred by the Secured Party in enforcement of or protection of any of its rights under this Security Interest Agreement. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

        (b) The Debtor and the Secured Party acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Security Interest Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Security Interest Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

        SECTION 16. JURY TRIAL WAIVER. The Debtor and the Secured Party hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with the Note or this Security Interest Agreement.

        SECTION 17. ASSIGNMENT. Only in connection with the transfer of all of the rights under the Transaction Agreements in accordance with their terms, a Secured Party may assign or transfer the whole of its security interest granted hereunder. Any transferee of the Collateral shall be vested with all of the rights and powers of the assigning Secured Party hereunder with respect to the Collateral.

                   [Balance of page intentionally left blank]

        SECTION 18. WAIVER. The Debtor waives any right that it may have to require Secured Party to proceed against any other person, or proceed against or exhaust any other security, or pursue any other remedy Secured Party may have.

        IN WITNESS WHEREOF, the Parties have executed this Security Interest Agreement as of the day, month and year first above written.

        SECURED PARTY:
        SECURED PARTIES (named in Schedule 1):
        By:  Krieger & Prager LLP, as their agent


        By:_________________________________________



        DEBTOR:
        AMEDIA NETWORKS, INC.



        By:__________________________________________
                        President



        AGENT:
        KRIEGER & PRAGER, LLP



        By:_________________________________________

SCHEDULE 1

                            The Secured Parties are:

------------------------------------------ -------------------------------------
Name                                       Address
------------------------------------------ -------------------------------------
BRIDGE LOAN AGREEMENT, DATED AS OF
DECEMBER 15, 2005
------------------------------------------ -------------------------------------
Double U Master Fund LP                    Harbour House, Waterfront Drive
                                           Road Town, Tortola, BVI
------------------------------------------ -------------------------------------
Harborview Special Situations Ltd.         Harbour House, 2nd Floor
                                           Waterfront Drive
                                           Road Town, Tortola, BVI
------------------------------------------ -------------------------------------

------------------------------------------ -------------------------------------
BRIDGE LOAN AGREEMENT, DATED
AS OF _________, 200_*
------------------------------------------ -------------------------------------

------------------------------------------ -------------------------------------

*This Schedule 1 may be amended to reflect one or more additional Secured Parties who are named as the Buyer(s) in a Bridge Loan Agreement which is executed in connection with a Permitted New Transaction. In such event the Schedule shall reflect the date of the Bridge Loan Agreement of such Permitted New Transaction.

                                    EXHIBIT A

                          EXCEPTIONS TO REPRESENTATIONS


The Company may grant a security interest in the Collateral, provided that (except with respect to a security interest in the Collateral granted pursuant to a Permitted New Transaction, which security interest shall be pari passu with the security interest contemplated by this Agreement), such interest is junior in all respects to the security interest of the Secured Party.









                                   Exhibit A-1